Exhibit 10.10

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

S14-157 MW	Amendment	11/18/2016

AMENDMENT No 1

TO THE

LICENSE AGREEMENT EFFECTIVE THE 17TH DAY OF NOVEMBER 2015

BETWEEN

STANFORD UNIVERSITY

AND

AKOYA BIOSCIENCES

Effective the 18th day of November, 2016, THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and Akoya Biosciences, Inc. (“AKOYA”), a corporation having a principal place of business at 360 Post Street, Suite 601, San Francisco, CA, agree as follows:

1.	BACKGROUND

Stanford and AKOYA are parties to a License Agreement effective the 17th day of November, 2015 (“Original Agreement”) covering “Slide-based antibody detection with oligos” disclosed in Stanford docket S14-157, from the laboratory of Dr. Garry Nolan.

Stanford and AKOYA wish to amend the Original Agreement to add a new patent application disclosed in Stanford docket S16-116 titled “Highly-multiplexed fluorescent imaging using iterative hybridization/de-hybridization cycles of short oligonucleotides to labeled affinity reagents” from the laboratory of Dr. Garry Nolan.

2.	AMENDMENT

2.1	Paragraph 2.6 of Original Agreement is hereby deleted in its entirety and replaced with the following:

“Licensed Patent” means Stanford’s: U.S. Provisional Applications Serial Number 62/015,799 filed June 19, 2014 and Serial Number 62/367,530 filed July 27, 2016; U.S. Patent Application Serial Number 14/560,921, filed December 4, 2014, PCT Application Serial Number PCT/US15/36763, any U.S. and foreign patent applications corresponding thereto, and any conversions, divisionals, continuations, substitutions, or reexamination applications, each patent that issues or reissues from any of these patent applications, any extensions or renewals of any such patents, and any applications claiming priority thereto. Any claim of an unexpired Licensed Patent is presumed to be valid unless it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken. Neither Party will file CIP applications without other Party’s prior written consent.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

S14-157 MW	Amendment	11/18/2016

2.2	Paragraph 7.6 of Original Agreement is hereby deleted in its entirety and replaced with the following

License Maintenance Fee. Beginning on the first anniversary of the Effective Date, and each anniversary thereafter, AKOYA will pay Stanford yearly license maintenance fees as follows:

(A)	$20,000 each Effective Date anniversary until first commercial sale of a Licensed Instrument. For sake of clarity, a commercial sale does not include the sale(s) of an alpha or beta instrument for purposes of obtaining user feedback for further product development;

(B)	$40,000 each Effective Date anniversary thereafter until 2022 Effective Date anniversary, 2022 or when AKOYA reaches cumulative Net Sales of $[***], whichever occurs earlier; and

(C)	$50,000 each Effective Date anniversary thereafter.

Yearly maintenance payments are nonrefundable, but they are creditable each year as described in Section 7.12.

2.3	Paragraph 7.7 will be amended to include:

7.7(C) $[***]upon first to issue of Licensed Patents claiming priority to US provisional Application Serial Number [***].

2.4	Appendix A will be deleted and replaced by the attached Appendix A.

3.	OTHER TERMS

3.1	Within 30 days following execution of this Amendment, AKOYA will pay to Stanford a one-time noncreditable, nonrefundable payment of $[***].

3.2	All other terms of the Original Agreement remain in full force and effect.

3.3	The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

S14-157 MW	Amendment	11/18/2016

The parties execute this Amendment No 1 by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE
LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ Luis R. Mejia
Name:	Luis R. Mejia
Title:	Associate Director, OTL
Date:	November 18, 2016

AKOYA BIOSCIENCES, INC.

Signature:	/s/ Rob C. Hart
Name:	Rob C. Hart
Title:	Chief Financial Officer
Date:	November 18, 2016

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

S14-157 MW	Amendment	11/18/2016

Appendix A - Milestones

Milestone	Date
1. Hire executive to be responsible for product development	60 days after Effective Date
2. Develop working prototype of Codex 1 Instrument	Q4 2016
3. Develop working prototype of Codex 2 instrument	Q4 2017
4. Raise additional funds to support Codex 2 (and Codex 1) commercialization	Q4 2017
5. Place Codex 1 beta instrument in academic laboratory	Q1 2018
6. Place Codex 2 beta instrument in academic laboratory	Q4 2018
7. Develop Codex 1 instrument to be able to analyze 40 parameters per cell	01 2019
8. First commercial sale of Codex 1 instrument	Q3 2019
9. Develop Codex 2 specific panels of antibodies/reagents for two applications	Q4 2019
10. Secure distributor for European market	Q3 2019
11. First commercial sale of Codex 2 instrument	Q4 2020
12. First commercial sale of Licensed Product instrument to clinical diagnostics lab	Q42021
13. Establish laboratory to offer commercial access to technology via service offering	Q1 2021
14. Achieve at least $[***]of cumulative revenue	FYE 2022

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

S14-157 MW	Amendment	11/18/2016

Note that Codex 1 refers to the technology that is described in Licensed Patent, U.S. Provisional Application Serial Number 62/015,799 filed June 19, 2014 and Codex 2 refers to the technology that is described in Licensed Patent, U.S. Provisional Application Serial Number 62/367,530 filed July 27, 2016.

Should AKOYA fail to meet any of the above milestones, AKOYA and Stanford agree to meet to negotiate commercially reasonable modifications to such milestone. However, if Stanford and AKOYA are not able to come to agreement on such commercially reasonable modifications within a 2 month period starting upon AKOYA notifying Stanford that it would like to re-negotiate such milestones, then the original milestones will remain. In addition, AKOYA and Stanford agree that once AKOYA has achieved the final milestone, the two parties will come together to discuss additional sales or other milestones that will ensure that both the Codex 1 and Codex 2 technology is continued to be offered for the public’s use and benefit.